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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT - January 7, 2004
                        (Date of Earliest Event Reported)


                         MAGELLAN HEALTH SERVICES, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


                           Commission File No. 1-6639

             Delaware                                        58-1076937
             --------                                        ----------
     (State of Incorporation)                             (I.R.S. Employer
                                                        Identification No.)

           6950 Columbia Gateway Drive Suite 400
                 Columbia, Maryland                            21046
           --------------------------------------              -----
                (Address of principal                         Zip Code
                 executive offices)


       Registrant's telephone number, including area code: (410) 953-1000


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.    OTHER MATERIAL EVENTS.

           On January 7. 2004, Magellan Health Services, Inc. ("Magellan" or the "Company") amended the terms of certain of its warrants to correct their exercise price to be $30.46 and issued the press release attached hereto as
Exhibit 99.1 regarding this amendment.

           The Company and Wachovia Bank, National Association, as Warrant Agent (the "Warrant Agent"), entered into a Warrant Agreement, dated as of January 5, 2004 (the "Warrant Agreement"), substantially in the form of exhibit 2.5 to the Current Report on Form 8 K of the Company dated January 6, 2004, to create and provide for the issuance by the Company of 570,826 warrants (the "Warrants") to purchase shares of Ordinary Common Stock, par value $ 0.01 per share, of the Company (the "Common Stock"). This issuance of the Warrants was required by the Third Amended Joint Plan of Reorganization of the Company and certain of its subsidiaries (the "Chapter 11 Plan"), as confirmed by order of the U.S. Bankruptcy Court for the Southern District of New York filed by the court on October 8, 2003 (the "Confirmation Order").

           However, in connection with the consummation of the Chapter 11 Plan and the preparation of the definitive form of the Warrant Agreement as executed, a clerical error was made in calculating the per share purchase price of a share of Common Stock pursuant to the Warrants that is to be applicable in accordance with the Chapter 11 Plan. Specifically, in Section 1 of the Warrant Agreement, in the definition of the "Exercise Price" of a Warrant, the amount of $30.20 appeared, which did not accord with the requirements of the Chapter 11 Plan and the Confirmation Order with respect to the exercise price of the Warrants. To remedy such error, and in accordance with Section 14.4(b) of the Warrant Agreement which governs amendments thereto to cure manifest errors, the Company and the Warrant Agent entered into Amendment No. 1 to the Warrant Agreement, dated as of January 7, 2004 ("Amendment No. 1 to the Warrant Agreement"), to amend the definition of the "Exercise Price" of a warrant to be the correct amount of $30.46. No other terms of the Warrants were amended. In addition, and only in order to avoid confusion regarding the terms of the Warrant Agreement, the amended Warrant Agreement was also restated as an Amended and Restated Warrant Agreement on January 7, 2004 ("the Amended and Restated Warrant Agreement"). Copies of Amendment No. 1 to the Warrant Agreement and the Amended


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and Restated Warrant Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)        Financial Statements

           Not applicable.

(b)        Pro Forma Financial Information

           Not applicable


(c) Exhibits.

        Exhibit No.                        Description
        -----------                        -----------

          10.1 Amendment No. 1, dated as of January 7, 2004, to the Warrant Agreement dated as of January 5, 2004 between Magellan Health Services, Inc. and Wachovia Bank, National Association, as Warrant Agent

          10.2 Amended and Restated Warrant Agreement, dated as of January 5, 2004, between Magellan Health Services, Inc. and Wachovia Bank, National Association, as Warrant Agent

          99.1 Press Release issued January 7, 2004 by Magellan Health Services, Inc.






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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  MAGELLAN HEALTH SERVICES, INC.

                                  By:  /s/ Mark S. Demilio
                                       --------------------------------------
                                       Name: Mark S. Demilio
                                       Title: Executive Vice President
                                              and Chief Financial Officer


Dated: January 7, 2004























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                                  EXHIBIT INDEX


   Exhibit No.                            Description
   -----------                            -----------

      10.1 Amendment No. 1, dated as of January 7, 2004, to the Warrant Agreement dated as of January 5, 2004 between Magellan Health Services, Inc. and Wachovia Bank, National Association, as Warrant Agent


      10.2 Amended and Restated Warrant Agreement, dated as of January 5, 2004, between Magellan Health Services, Inc. and Wachovia Bank, National Association, as Warrant Agent

      99.1            Press Release issued January 7, 2004 by Magellan Health
                      Services, Inc.




















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